EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Thomas E. Wharton Jr. and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 3rd day of March, 2006.

                                                  /s/ Joseph A. Ethridge
                                                  ------------------------------
                                                  Joseph A. Ethridge

                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Thomas E. Wharton Jr. and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 3rd day of March, 2006.

                                                  /s/  Robert W. Korba
                                                  ------------------------------
                                                  Robert W. Korba

                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Thomas E. Wharton Jr. and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of February, 2006.

                                                  /s/  Bruce Leadbetter
                                                  ------------------------------
                                                  Bruce Leadbetter

                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Thomas E. Wharton Jr. and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 2006.

                                                  /s/  General Goh Yong Siang
                                                  ------------------------------
                                                  General Goh Yong Siang

                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Thomas E. Wharton Jr. and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of February, 2006.

                                                  /s/  Ravi Nath
                                                  ------------------------------
                                                  Ravi Nath

                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Thomas E. Wharton Jr. and/or David G. Vana as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by iSecureTrac Corp.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of February, 2006.

                                                  /s/  Roger Kanne
                                                  ------------------------------
                                                  Roger Kanne